UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2023

Spark Networks SE
(Exact name of registrant as specified in its charter)

Germany	001-38252	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

KOHLFURTER STRASSE 41/43
BERLIN, Germany 10999
(Address of principal executive offices, including zip code)

(+49) 30-868000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Forbearance Agreement and Collateral Agent Advance Agreement

As previously disclosed, on March 11, 2022, the Company entered into a Financing Agreement (the “Financing Agreement”) with Zoosk, Inc. (“Zoosk”) and Spark Networks, Inc., the subsidiary guarantors party thereto, the lenders party thereto, and MGG Investment Group LP (“MGG”), as administrative agent and collateral agent, providing for senior secured term loans in the aggregate principal amount of $100 million. On August 5, 2022, the Company entered into Amendment No.1 to Financing Agreement, which revised certain financial covenants related to the testing of the Company’s quarterly leverage ratio and the Company’s minimum market spend. On March 29, 2023, the Company entered into Amendment No. 2 to Financing Agreement and Forbearance Agreement (the “Forbearance Agreement”) which granted forbearance until May 15, 2023 with respect to the Company’s receipt of a going concern opinion on the condition that the Company retain a financial advisor, and amended the definition of Adjusted EBITDA in the Financing Agreement.

On May 15, 2023, the Company entered into Amendment No. 1 to Forbearance Agreement which extended the forbearance termination date to May 25, 2023 and added to the forbearance the Company’s failure to deliver to the collateral agent a control agreement.

On May 25, 2023, the Company entered into Amendment No. 2 to Forbearance Agreement (the “Second Amendment”) which extended the forbearance period termination date to June 15, 2023 and removed from the forbearance the Company’s failure to deliver to the collateral agent a control agreement (as moot). No other changes were made to the Financing Agreement.

On June 15, 2023, the Company entered into Amendment No. 3 to Forbearance Agreement (the “Third Amendment”) which extended the forbearance period termination date to July 14, 2023, conditioned on (i) by June 19, 2023, the delivery to MGG of an engagement letter appointing Adrian Frankum of Ankura Consulting Group, LLC (“Ankura”) as special project officer, (ii) by June 30, 2023, the Company causing its financial advisor to deliver to MGG a bottoms-up, step-by-step operational performance improvement plan with a fully integrated financial model, including restructuring options and future capital and liquidity requirements of the Company (the “Transition Plan”), (iii) by July 7, 2023, approval by the Company’s board of directors of the Transition Plan, and (iv) by July 7, 2023, the Company engaging an auditor to provide an IDW-S6 opinion.

On July 14, 2023, the Company entered into Amendment No. 4 to Forbearance Agreement (the “Fourth Amendment”) which extended the forbearance period termination date to July 21, 2023.

On July 21, 2023, the Company entered into Amendment No. 5 to Forbearance Agreement (the “Fifth Amendment”) which extended the forbearance period termination date to July 28, 2023 and added to the forbearance the Company’s failure to meet minimum marketing spend requirements over a twelve month period.

On July 28, 2023, the Company entered into Amendment No. 6 to Forbearance Agreement (the “Sixth Amendment”) which extended the forbearance period termination date to August 4, 2023.

On August 4, 2023, the Company entered into Amendment No. 7 to Forbearance Agreement (the “Seventh Amendment”) which extended the forbearance period termination date to August 11, 2023 and added to the forbearance the Company’s failure to maintain minimum liquidity.

On August 11, 2023, the Company entered into Amendment No. 8 to Forbearance Agreement (the “Eighth Amendment”) which extended the forbearance period termination date to September 1, 2023.

On September 1, 2023, the Company entered into Amendment No. 9 to Forbearance Agreement (the “Ninth Amendment”) which extended the forbearance period termination date to September 8, 2023 and added additional forbearances relating to the minimum liquidity ratio and minimum leverage ratio.

On September 8, 2023, the Company entered into Amendment No. 10 to Forbearance Agreement (the “Tenth Amendment”), which extended the forbearance period termination date to September 15, 2023.

On September 15, 2023, the Company entered into Amendment No. 11 to Forbearance Agreement (the “Eleventh Amendment”), which extended the forbearance period termination date to September 22, 2023.

On September 22, 2023, the Company entered into Amendment No. 12 to Forbearance Agreement (the “Twelfth Amendment”), which extended the forbearance period termination date to September 29, 2023.

On September 29, 2023, the Company entered into Amendment No. 13 to Forbearance Agreement (the “Thirteenth Amendment”), which extended the forbearance period termination date to October 6, 2023.

On October 6, 2023, the Company entered into the Amended and Restated Forbearance Agreement and Collateral Agent Advance Agreement (the “Agreement”), which confirmed that certain events of default have occurred and were continuing under the Financing Agreement and extended the forbearance period termination date to December 8, 2023 or earlier if certain termination events are triggered in connection with the restructuring proceeding (the “StaRUG Proceeding”) in the Local Court Charlottenburg, Berlin, Germany - Restructuring Court. In addition, pursuant to the Agreement, MGG will provide certain Collateral Agent Advances (as defined therein) to the Company as working capital in order to consummate the Restructuring Plan pursuant to the StaRUG Proceeding.

On October 20, 2023, the Company entered into Amendment No. 1 to the Amended and Restated Forbearance Agreement and Collateral Agent Advance Agreement (“Amendment No. 1”), which extends the period for which certain milestones related to the Restructuring Plan for the StaRUG Proceeding must be completed.

The foregoing description of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment No. 1, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 1 to Amended and Restated Forbearance Agreement and Collateral Agent Advance Agreement dated as of October 20, 2023, by and among Spark Networks SE, Zoosk, Inc., Spark Networks, Inc. and MGG Investment Group LP

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spark Networks SE

Dated: October 25, 2023	By:	/s/ Frederic Beckley
Frederic Beckley
General Counsel & Chief Administrative Officer